Exhibit h(v) under Form N-1A
                                           Exhibit 10 under Item 601/ Reg. S-K

                        SHAREHOLDER SERVICES AGREEMENT

     This Agreement is made between the Financial Institution executing this Agreement ("Provider") and Federated Services Company, ("FSCo") on behalf of certain classes of shares ("Classes") of the investment companies listed in Exhibit A hereto (the "Funds"), for whom FSCo administers Shareholder Services Plans ("Plans") and who have approved this form of Agreement. In consideration of the mutual covenants, hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. FSCo hereby appoints Provider to render or cause to be rendered personal services to shareholders of the Fund and/or the maintenance of accounts of shareholders of the Funds ("Services"). Provider agrees to provide Services which, in its best judgment, are necessary or desirable for its customers who are investors in the Funds. Provider further agrees to provide FSCo, upon request, a written description of the Services which Provider is providing hereunder.

2. The Services to be provided under Paragraph 1 may include, but are not limited to, the following:

     (a) communicating account openings through facsimile transmission from a machine located on the Provider's premises (by "fax") or through a pouch sent by overnight air courier by Provider (by "pouch") or otherwise;

     (b)  communicating account closings by fax or pouch or otherwise;

     (c)  communicating purchase transactions by fax or pouch or otherwise;

     (d)  communicating redemption transactions by fax or pouch or otherwise;

     (e)  electronically   transferring  and  receiving  funds  for  Fund  share
          purchases and redemptions;

     (f) reviewing the activity in Fund accounts with respect to which Provider has communicated instructions (but not reviewing all activity in Fund accounts);

     (g)  providing training and supervision of its personnel; and

     (h) responding to customers' and potential customers' questions about the Funds.

The Services listed above are illustrative. The Provider is not required to perform each service and may at any time perform either more or fewer Services than described above.

3. During the term of this Agreement, the Funds will pay the Provider fees (if any) as set forth in a written schedule delivered to the Provider pursuant to this Agreement. The fee schedule for Provider may be changed by FSCo and Provider pursuant to Paragraph 10 of this Agreement. For the payment period in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the fee on the basis of the number of days that this Agreement is in effect during the quarter.

4. The Provider agrees not to solicit or cause to be solicited directly, or indirectly at any time in the future, any proxies from the shareholders of a Fund in opposition to proxies solicited by management of the Fund, unless a court of competent jurisdiction shall have determined that the conduct of a majority of the Board of Trustees of the Fund constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This paragraph 4 will survive the term of this Agreement.

5. This Agreement shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit.


6.   Notwithstanding paragraph 5, this Agreement may be terminated as follows:

     (a) at any time, without the payment of any penalty, by the vote of a majority of the Board Members of a Fund or by a vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 on not more than sixty (60) days' written notice to parties to this Agreement; and

     (b) at any time, without the payment of any penalty, by either party to the Agreement without cause by giving the other party at least sixty
          (60) days' written notice of its intention to terminate.

7. Provider agrees to obtain taxpayer identification numbers from its customers as required by the Internal Revenue Code and applicable Treasury regulations, and to provide the Fund or its designee with such information. The Fund or its designee will review customer documentation submitted by Provider and will notify Provider if such information has not been provided, and, if the Internal Revenue Service determines taxpayer identification information furnished by Provider is inaccurate, will notify Provider of such determination. In such a case, Provider will either obtain the missing or correct information or advise the Fund or its designee to implement required backup withholding in accordance with procedures under the Internal Revenue Code and applicable Treasury regulations.

8. Provider and FSCo acknowledge and agree that Provider may perform the Services through its own dedicated employees or cause the Services to be performed through employees who are dual employees of Provider and one of of Provider's wholly-owned subsidiaries.

9. This Agreement supersedes any prior service agreements between the parties for the Funds.

10. This Agreement may not be amended or modified except by a writing executed by each of the parties.

11. The execution and delivery of this Agreement have been authorized by the Trustees of FSCo and signed by an authorized officer of FSCo, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or shareholders of FSCo, but bind only the trust property of FSCo as provided in the Declaration of Trust of FSCo.

12. The Provider acknowledges and agrees that FSCo has entered into this Agreement solely in the capacity of agent for the Funds and administrator of the Plans. The Provider agrees not to claim that FSCo is liable as principal for any responsibilities or amounts due by the Funds hereunder. FSCo acknowledges and agrees, however, that it is responsible for its activities hereunder as agent for the Funds and administrator of the Plans.


13. This Agreement shall be construed in accordance with the Laws of the Commonwealth of Pennsylvania.


                                    MANUFACTURERS AND TRADERS TRUST
                                    COMPANY
                                    One M&T Plaza
                                    Buffalo, New York  14203


Dated:  November 8, 2000            By:  /s/ Kenneth G. Thompson
                                    Authorized Signature
                                    Title:   Vice President
                                    Kenneth G. Thompson
                                    ------------------------------------
                                    Print Name of Authorized Signature


                                    FEDERATED SERVICES COMPANY
                                    Federated Investors Tower
                                    Pittsburgh, PA 15222-3779

                                    By:  /s/ Victor R. Siclari
                                       ---------------------------------
                                    Name:  Victor R. Siclari
                                    Title:   Vice President


                                    EXHIBIT A
                     to Shareholder Services Agreement with
                 respect to the MTB Group of Funds (the "Funds")
                              dated August 22, 2003



----------------------------------------------------------------------------------------------------
                       Fund Name                                        Share Class
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Balanced Fund                                           Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Equity Income Fund                                      Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Equity Index Fund                                       Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Income Fund                                             Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Intermediate-Term Bond Fund                             Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB International Equity Fund                               Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Large Cap Growth Fund                                   Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Large Cap Stock Fund                                    Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Large Cap Value Fund                                    Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Aggressive Growth              Class A Shares and Class B Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Conservative Growth            Class A Shares and Class B Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Managed Allocation Fund - Moderate Growth                Class A Shares and Class B Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Maryland Municipal Bond Fund                            Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Mid Cap Growth Fund                                     Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Mid Cap Stock Fund                                      Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Money Market Fund                                     Class A, Class B, Class S, Institutional
                                                                 and Institutional I Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Multi Cap Growth Fund                                   Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB New York Municipal Bond Fund                            Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB New York Tax-Free Money Market Fund                      Class A and Institutional I Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Pennsylvania Municipal Bond Fund                        Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Pennsylvania Tax-Free Money Market Fund                  Class A and Institutional I Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Prime Money Market Fund                                         Institutional Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Short Duration Government Bond Fund                     Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Short-Term Corporate Bond Fund                          Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Small Cap Growth Fund                                      Class A, Class B, Class C and
                                                                   Institutional I Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Small Cap Stock Fund                                    Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Social Balanced Fund                                           Institutional I Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB Tax-Free Money Market Fund                               Class A and Institutional I Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB U.S. Government Bond Fund                               Class A, Class B and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB U.S. Government Money Market Fund                        Class A and Institutional I Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund                         Class A, Class S and Institutional I
                                                                           Shares
----------------------------------------------------------------------------------------------------


Shareholder Service Fees

1. During the term of this Agreement, the Provider is entitled to a fee, payable quarterly. This fee will be computed at the annual rate of .25% of the average net asset value of shares of the Funds held during the quarter in accounts for which the Provider provides Services under this Agreement, so long as the average net asset value of Shares in the Funds during the quarter equals or exceeds such minimum amount as the Funds shall from time to time determine and communicate in writing to the Provider. This fee may be waived by Provider from time to time at its own discretion.

2. For the quarterly period in which the Shareholder Services Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.

Dated:  August 22, 2003